                                                                   EXHIBIT 10.24


                    BIRNER DENTAL MANAGEMENT SERVICES, INC.
               1995 STOCK OPTION PLAN FOR MANAGED DENTAL CENTERS



                               SECTION 1:  PURPOSE
                               -------------------

     The purpose of the Birner Dental Management Services, Inc. 1995 Stock Option Plan for Managed Dental Centers (the "Plan") is to further the growth and development of Birner Dental Management Services, Inc. (the "Company") by affording an opportunity for stock ownership to selected dental centers, dentists and dental hygienists.

                             SECTION 2:  DEFINITIONS
                             -----------------------

     Unless otherwise indicated, the following words when used herein shall have the following meanings:

     (a)  "Board of Directors" shall mean the Board of Directors of the Company.

     (b) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     (c) "Common Stock" shall mean the Company's common stock (no par value per share) and any share or shares of the Company's capital stock hereafter issued or issuable in substitution for such shares.

     (d) "Option" shall mean nonqualified stock options granted to Optionees hereunder.

     (e)  "Option Agreement" means the agreement specified in Section 7.2.

     (f) "Optionee" shall mean any Qualifying Dental Center or Qualifying Person which is granted an Option under the Plan. "Optionee" shall also mean the personal representative of any individual Optionee and any other person who acquires the right to exercise an Option from an individual Optionee by bequest or inheritance.

     (g) "Qualifying Dental Center" means a dental center which is a party to a management agreement with the Company calling for the management by the Company of the business operations of such dental center.

     (h) "Qualifying Person" means a dentist or dental hygienist who is either employed by or an owner of a Qualifying Dental Center.

                          SECTION 3:  EFFECTIVE DATE
                          --------------------------

          The effective date of the Plan is October 30, 1995; provided, however, that the adoption of the Plan by the Board of Directors is subject to approval and ratification by the shareholders of the Company within 12 months of the effective date. Options granted under the Plan prior to approval of the Plan by the shareholders of the Company shall be subject to approval of the Plan by the shareholders of the Company.

                           SECTION 4:  ADMINISTRATION
                           --------------------------

    4.1   Administrative Committee.  The Plan shall be administered by a
          ------------------------
Committee appointed by and serving at the pleasure of the Board of Directors, consisting of not less than two Directors (the "Committee"). The Board of Directors may from time to time remove members from or add members to the Committee, and vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors.

    4.2   Committee Meetings and Actions. The Committee shall hold meetings
          ------------------------------
at such times and places as it may determine. A majority of the members of the Committee shall constitute a quorum, and the acts of the majority of the members present at a meeting or a consent in writing signed by all members of the Committee shall be the acts of the Committee and shall be final, binding and conclusive upon all persons, including the Company, its shareholders, and all persons having any interest in Options which may be or have been granted pursuant to the Plan.

    4.3   Powers of Committee. The Committee shall have the full and
          -------------------
exclusive right to grant and determine terms and conditions of all Options granted under the Plan and to prescribe, amend and rescind rules and regulations for administration of the Plan. In granting Options, the Committee shall take into consideration the contribution the Optionee has made or may make to the success of the Company and such other factors as the Committee shall determine.

    4.4   Interpretation of Plan.  The determination of the Committee as to any
          ----------------------
disputed question arising under the Plan, including questions of construction and interpretation, shall be final, binding and conclusive upon all persons, including the Company, its shareholders, and all persons having any interest in Options which may be or have been granted pursuant to the Plan.

    4.5   Indemnification.  Each person who is or shall have been a member of
          ---------------
the Committee or of the Board of Directors shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid in settlement thereof, with the Company's approval, or paid in satisfaction of a judgment in any such action, suit or proceeding against him, provided such person shall give the Company an opportunity, at its own expense, to handle and defend the same before undertaking to handle and defend it on such person's own behalf. The foregoing right of indemnification shall not be exclusive of, and is in addition to, any other rights of indemnification to which any person may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                      SECTION 5:  STOCK SUBJECT TO THE PLAN
                      -------------------------------------

    5.1   Number.  The aggregate number of shares of Common Stock which may be
          ------
issued under Options granted pursuant to the Plan shall not exceed 200,000 shares. Shares which may be issued under Options may consist, in whole or in part, of authorized but unissued stock or treasury stock of the Company not reserved for any other purpose.

    5.2   Unused Stock.  If any outstanding Option under the Plan expires or for
          ------------
any other reason ceases to be exercisable, in whole or in part, other than upon exercise of the Option, the shares which were subject to such Option and as to which the Option had not been exercised shall continue to be available under the Plan.

    5.3   Adjustment for Change in Outstanding Shares.  If there is any change,
          -------------------------------------------
increase or decrease, in the outstanding shares of Common Stock which is effected without receipt of additional consideration by the Company, by reason of a stock dividend, recapitalization, merger, consolidation, stock split, combination or exchange of stock, or other similar circumstances, then in each such event, the Committee shall make an appropriate adjustment in the aggregate number of shares of stock available under the Plan, the number of shares of stock subject to each outstanding Option and the Option prices in order to prevent the dilution or enlargement of any Optionee's rights. In making such adjustments, fractional shares shall be rounded to the nearest whole share. The Committee's determinations in making adjustments shall be final and conclusive.

    5.4   Reorganization or Sale of Assets.  If the Company is merged or
          --------------------------------
consolidated with another corporation and the Company is not the surviving corporation, or if all or substantially all of the assets of the Company are acquired by another entity, or if the Company is liquidated or reorganized, (each of such events being referred to hereinafter as a "Reorganization Event"), the Committee shall, as to outstanding

Options, either (1) make appropriate provision for the protection of any such outstanding Options by the substitution on an equitable basis of appropriate stock of the Company, or of the merged, consolidated or otherwise reorganized corporation, which will be issuable in respect of the Common Stock, provided that no additional benefits shall be conferred upon Optionees as a result of such substitution, and provided further that the excess of the aggregate fair market value of the shares subject to the Options immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to such Options immediately before such substitution over the purchase price thereof, or (2) upon written notice to all Optionees, which notice shall be given not less than 20 days prior to the effective date of the Reorganization Event, provide that all unexercised Options must be exercised within a specified number of days (which shall not be less than ten) of the date of such notice or such Options will terminate. In response to a notice provided pursuant to clause (2) of the preceding sentence, an Optionee may make an irrevocable election to exercise the Optionee's Option contingent upon and effective as of the effective date of the Reorganization Event. The Committee may, in its sole discretion, accelerate the exercise dates of outstanding Options in connection with any Reorganization Event.

                             SECTION 6:  ELIGIBILITY
                             -----------------------

          All Qualifying Dental Centers and Qualifying Persons shall be eligible to receive Options under the Plan. A Director of the Company who is otherwise eligible to participate, who makes an election in writing not to receive any grants under the Plan, shall not be eligible to receive any such grants during the period set forth in such election.

                          SECTION 7:  GRANT OF OPTIONS
                          ----------------------------

    7.1   Grant of Options.  The Committee may from time to time in its
          ----------------
discretion determine which of Qualifying Dental Centers and Qualifying Persons should receive Options, the number of shares subject to such Options, and the dates on which such Options are to be granted.

    7.2   Option Agreement.  Each Option granted under the Plan shall be
          ----------------
evidenced by a written Option Agreement setting forth the terms upon which the Option is granted. Each Option Agreement shall state the number of shares of Common Stock, as designated by the Committee, to which that Option pertains. More than one Option may be granted to an eligible person.

    7.3   Option Price.  The option price per share of Common Stock under each
          ------------
Option shall be determined by the Committee and stated in the Option Agreement. The option price shall not be less than 100% of the fair market value (determined as of the day the Option is granted) of the shares subject to the Option.

    7.4   Determination of Fair Market Value.  If the Common Stock is listed
          ----------------------------------
upon an established stock exchange or exchanges, then the fair market value per share shall be deemed to be the average of the quoted closing prices of the Common Stock on such stock exchange or exchanges on the day for which the determination is made, or if no sale of the Common Stock shall have been made on any stock exchange on that day, on the next preceding day on which there was such a sale. If the Common Stock is not listed upon an established stock exchange but is traded in the NASDAQ National Market System, the fair market value per share shall be deemed to be the closing price of the Common Stock in the National Market System on the day for which the determination is made, or if there shall have been no trading of the Common Stock on that day, on the next preceding day on which there was such trading. If the Common Stock is not listed upon an established stock exchange and is not traded in the National Market System, the fair market value per share shall be deemed to be the mean between the dealer "bid" and "ask" closing prices of the Common Stock on the NASDAQ System on the day for which the determination is made, or if there shall have been no trading of the Common Stock on that day, on the next preceding day on which there was such trading. If none of these conditions apply, the fair market value per share shall be deemed to be an amount as determined in good faith by the Committee by applying any reasonable valuation method.

    7.5   Duration of Options.  Each Option shall be of a duration as specified
          -------------------
in the Option Agreement; provided, however, that the term of each Option shall be no more than ten years from the date on which the Option is granted and shall be subject to early termination as provided herein.

    7.6   Other Terms and Conditions.  The Option Agreement may contain such
          --------------------------
other provisions, which shall not be inconsistent with the Plan, as the Committee shall deem appropriate, including, without limitation, provisions that relate the Optionee's ability to exercise an Option to the passage of time or the achievement of specific goals established by the Committee or the occurrence of certain events specified by the Committee.

                         SECTION 8:  EXERCISE OF OPTIONS
                         -------------------------------

    8.1   Manner of Exercise.  Subject to the limitations and conditions of the
          ------------------
Plan or the Option Agreement, an Option shall be exercisable, in whole or in part, from time to time, by giving written notice of exercise to the Secretary of the Company, which notice shall specify the number of shares of

Common Stock to be purchased and shall be accompanied by (1) payment in full to the Company of the purchase price of the shares to be purchased, plus (2) payment in full of such amount as the Company shall determine to be sufficient to satisfy any liability it may have for any withholding of federal, state or local income or other taxes incurred by reason of the exercise of the Option, and (3) a representation meeting the requirements of Section 12.2 if requested by the Company, and (4) a Stock Restriction Agreement meeting the requirements of Section 12.3 if requested by the Company.

    8.2   Payment of Purchase Price.  Payment for shares and withholding taxes
          -------------------------
shall be in the form of either (1) cash, (2) a certified or bank cashier's check to the order of the Company, or (3) shares of the Common Stock, properly endorsed to the Company, in an amount the fair market value of which on the date of receipt by the Company (as determined in accordance with Section 7.4) equals or exceeds the aggregate option price of the shares with respect to which the Option is being exercised, or (4) in any combination thereof; provided, however, that no payment may be made in shares of Common Stock unless payment in such form and upon such exercise has been approved in advance by the Committee.

                          SECTION 9:  CHANGE IN CONTROL
                          -----------------------------

          The Committee may, in its sole discretion, accelerate the exercise dates of outstanding Options upon the occurrence of a change in control of the Company, notwithstanding any vesting requirements contained in any Option Agreement.

              SECTION 10:  EFFECT OF TERMINATION OF RELATIONSHIP
              --------------------------------------------------

    10.1  Effect of Termination of Relationship.  Options granted under this
          -------------------------------------
Plan to a Qualifying Dental Center shall terminate, in the manner provided in
Section 10.2, at such time as the business operations of such dental center are no longer managed by the Company. Options granted under this Plan to a Qualifying Person shall terminate, in the manner provided in Section 10.2, at such time as such dentist or dental hygienist is no longer an employee or owner of a dental center whose business operations are managed by the Company. An event which causes the termination of an Option as described in this Section
10.1 shall be referred to hereinafter as a "Disqualifying Event".

    10.2  Termination of Option.  An Optionee may, at any time within three
          ---------------------
months after the date of a Disqualifying Event but not later than the date of expiration of the Option, exercise the Option to the extent the Optionee was entitled to do so on the date of the Disqualifying Event. Any Options not exercisable as of the date of the Disqualifying Event, and any Options or portions of Options not exercised within the three month period following a Disqualifying Event as provided herein, shall terminate.

    10.3  Extension of Option Termination Date.  The Committee, in its sole
          ------------------------------------
discretion, may extend the termination date of an Option granted under the Plan without regard to the preceding provisions of this Section 10. In such event, the termination date shall be a date selected by the Committee in its sole discretion, but not later than the latest expiration date of the Option permitted pursuant to Section 7.5. Such extension may be made in the Option Agreement as originally executed or by amendment to the Option Agreement, either prior to or following a Disqualifying Event.

                    SECTION 11:  NON-TRANSFERABILITY OF OPTION
                    ------------------------------------------

          Options granted pursuant to the Plan are not transferable by the Optionee, except that (i) Options granted to a Qualifying Dental Center may be transferred to a person who is a Qualifying Person with respect to such Qualifying Dental Center and (ii) Options granted to a Qualifying Person may be transferred by Will or the laws of descent and distribution. Options granted to a Qualifying Person shall be exercisable during such Optionee's lifetime only by such Optionee. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Option contrary to the provisions hereof, or upon the levy of any attachment or similar process upon the Option, the Option shall immediately become null and void.

                         SECTION 12:  ISSUANCE OF SHARES
                         -------------------------------

    12.1  Transfer of Shares to Optionee.  As soon as practicable after the
          ------------------------------
Optionee has given the Company written notice of exercise of an Option and has otherwise met the requirements of Section 8.1, the Company shall issue or transfer to the Optionee the number of shares of Common Stock as to which the Option has been exercised and shall deliver to the Optionee a certificate or certificates therefor, registered in the Optionee's name. In no event shall the Company be required to transfer fractional shares to the Optionee, and in lieu thereof, the Company may pay an amount in cash equal to the fair market value (as determined in accordance with Section 7.4) of such fractional shares on the date of exercise. If the issuance or transfer of shares by the Company would for any reason, in the opinion of counsel for the Company, violate any applicable federal or state laws or regulations, the Company may delay issuance or transfer of such shares to the Optionee until compliance with such laws can reasonably be obtained. In no event shall the Company be obligated to effect or obtain any listing, registration, qualification, consent or approval under any applicable federal or state laws or regulations or any contract or agreement to which the Company is a party with respect to the issuance of any such shares.

    12.2  Investment Representation.  Upon demand by the Company, the Optionee
          -------------------------
shall deliver to the Company a representation in writing that the purchase of all shares with respect to which notice of exercise of the Option has been given by the Optionee is being made for investment only and not for resale or with a view to distribution, and containing such other representations and provisions with respect thereto as the Company may require. Upon such demand, delivery of such representation promptly and prior to the transfer or delivery of any such shares and prior to the expiration of the option period shall be a condition precedent to the right to purchase such shares.

    12.3  Stock Restriction Agreement.  Upon demand by the Company, the Optionee
          ---------------------------
shall execute and deliver to the Company a Stock Restriction Agreement in such form as the Company may provide at the time of exercise of the Option. Such Agreement may include, without limitation, restrictions upon the Optionee's right to transfer shares, including the creation of an irrevocable right of first refusal in the Company and its designees, and provisions requiring the Optionee to transfer the shares to the Company or the Company's designees upon a Disqualifying Event. Upon such demand, execution of the Stock Restriction Agreement by the Optionee prior to the transfer or delivery of any shares and prior to the expiration of the option period shall be a condition precedent to the right to purchase such shares, unless such condition is expressly waived in writing by the Company.

                             SECTION 13:  AMENDMENTS
                             -----------------------

          The Board of Directors may at any time and from time to time alter, amend, suspend or terminate the Plan or any part thereof as it may deem proper, except that no such action shall diminish or impair the rights under an Option previously granted. Subject to the terms and conditions of the Plan, the Board of Directors may modify, extend or renew outstanding Options granted under the Plan, or accept the surrender of outstanding Options to the extent not theretofore exercised and authorize the granting of new Options in substitution therefor, except that no such action shall diminish or impair the rights under an Option previously granted without the consent of the Optionee.

                            SECTION 14:  TERM OF PLAN
                            -------------------------

          This Plan shall terminate on October 29, 2005; provided, however, that the Board of Directors may at any time prior thereto suspend or terminate the Plan.

                        SECTION 15:  RIGHTS AS STOCKHOLDER
                        ----------------------------------

          An Optionee shall have no rights as a stockholder of the Company with respect to any shares of Common Stock covered by an Option until the date of the issuance of the stock certificate for such shares.

                            SECTION 16:  GOVERNING LAW
                            --------------------------

          This Plan, and all Options granted under this Plan, shall be construed and shall take effect in accordance with the laws of the State of Colorado, without regard to the conflicts of laws rules of such State.

                      NONQUALIFIED STOCK OPTION AGREEMENT



OPTIONEE:
         --------------------------

DATE OF GRANT:
              ---------------------


     AGREEMENT between Birner Dental Management Services, Inc. (the "Company"), and the above named Optionee ("Optionee").

     The Company and Optionee agree as follows:

1.   Grant of Option.
     ---------------

     Optionee is hereby granted a nonqualified stock option (the "Option") to purchase Common Stock of the Company pursuant to the Birner Dental Management Services, Inc. 1995 Stock Option Plan for Managed Dental Centers (the "Plan"). The Option is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code. The Option and this Agreement are subject to and shall be construed in accordance with the terms and conditions of the Plan, as now or hereinafter in effect. Any terms which are used in this Agreement without being defined and which are defined in the Plan shall have the meaning specified in the Plan.

2.   Status of Optionee.
     ------------------

     Optionee represents and warrants that the Optionee is either a Qualifying Dental Center or a Qualifying Person.

3.   Date of Grant.
     -------------

     The date of the grant of the Option is the date first set forth above, the date of the action by the Committee which administers the Plan (the "Committee") in granting the same.

4.   Number and Price of Shares.
     --------------------------

     The number of shares as to which the Option is granted is the number set forth in Schedule 4A to this Agreement. The purchase price per share is the amount set forth in Schedule 4B to this Agreement.

5.   Expiration Date.
     ---------------

     Unless sooner terminated as provided in Section 10 of the Plan, the Option shall expire and terminate on the date set forth in Schedule 5 to this Agreement, and in no event shall the Option be exercisable after that date.

6.   Manner of Exercise.
     ------------------

     Except as provided in this Agreement, the Option shall be exercisable, in whole or in part, from time to time, in the manner provided in Section 8 of the Plan.

7.   Time of Exercise.
     ----------------

     The Option granted hereby shall become vested in and exercisable by Optionee in the installments, on the dates and subject to the conditions set forth in Schedule 7 to this Agreement; provided, however, that Optionee must have been either a Qualifying Dental Center or a Qualifying Person continuously from the date of the Option until the date specified on Schedule 7 or until the conditions specified on Schedule 7 have been satisfied.

8.   Stock Restriction Agreement.
     ---------------------------

     Upon exercise of the Option, the Optionee shall execute and deliver to the Company a Stock Restriction Agreement in substantially the form attached to this Agreement as Exhibit A. Execution and delivery of the Stock Restriction
             ---------
Agreement prior to the transfer or delivery of any shares and prior to the expiration of the option period shall be a condition precedent to the right to purchase such shares.

9.   Nontransferability of Option.
     ----------------------------

     The Option is not transferable by Optionee, except that (i) Options granted to a Qualifying Dental Center may be transferred to a person who is a Qualifying Person with respect to such Qualifying Dental Center and (ii) Options granted to a Qualifying Person may be transferred by Will or the laws of descent and distribution. No such transfer shall be effective unless and until the Company has received written notice thereof, and upon either such transfer, the transferree shall be deemed automatically to have accepted all of the terms and conditions of this Agreement and the Plan, and the transferree shall thereafter be deemed to be a signatory party to this Agreement in the position of the Optionee. Options granted to a Qualifying Person shall be exercisable during such Optionee's lifetime only by the Optionee. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Option contrary to the provisions hereof, or upon the levy of any attachment or similar process upon the Option, the Option shall immediately become null and void.

10.   Withholding for Taxes.
     ---------------------

     The Company shall have the right to deduct from Optionee's salary any federal or state taxes required by law to be withheld with respect to the exercise of the Option.

11.  Legends.
     -------

     Certificates representing Common Stock acquired upon exercise of this Option may contain such legends and transfer restrictions as the Company shall deem reasonably necessary or desirable, including, without limitation, legends restricting transfer of the Common Stock until there has been compliance with federal and state securities laws.

12.  Amendment.
     ---------

     Subject to the terms and conditions of the Plan, the Committee may modify, extend or renew the Option, or accept the surrender of the Option to the extent not theretofore exercised and authorize the granting of new Options in substitution therefor, except that no such action shall diminish or impair the rights under the Option without the consent of the Optionee.

13.  Interpretation.
     --------------

     The interpretations and constructions of any provision of and determinations on any question arising under the Plan or this Agreement shall be made by the Committee, and all such interpretations, constructions and determinations shall be final and conclusive as to all parties.

14.  Receipt of Plan.
     ---------------

     By entering into this Agreement, Optionee acknowledges (i) that Optionee has received and reviewed or had reviewed a copy of the Plan and (ii) that this Agreement is subject to and shall be construed in accordance with the terms and conditions of the Plan, as now or hereinafter in effect.

15.  Independent Contractors.
     -----------------------

     Nothing contained in this Agreement or the Plan shall be deemed or construed as creating any relationship between the parties hereto other than that of independent contractors as parties to this Agreement, including without limitation any relationship as joint venturers or partners or as employer or employee. Neither party shall have the power to control the activities and operations of the other and their status is, and at all time, will continue to be, that of independent contractors with respect to each other. Neither party shall hold itself out as having any authority or relationship in contravention of this Section.

16.  Governing Law.
     -------------

     This Agreement shall be construed and shall take effect in accordance with the laws of the State of Colorado, without regard to the conflicts of laws rules of such State.

17.  Miscellaneous.
     -------------

     This Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto. If any provision of this Agreement, or the application thereof, shall for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other circumstances shall be interpreted so as best to reasonably effect the intent of the parties hereto. All notices or other communications which are required to be given or may be given to either party pursuant to the terms of this Agreement shall be in writing and shall be delivered personally or by registered or certified mail, postage prepaid, to the address of the parties as set forth following the signature of such party. Notice shall be deemed given on the date of delivery in the case of personal delivery or on the delivery or refusal date as specified on the return receipt in the case of registered or certified mail. Either party may change its address for such communications by giving notice thereof to the other party in conformity with this Section 16.

     IN WITNESS WHEREOF, the Company and Optionee have executed this Agreement on 7/28/97, effective as of the date of grant.

                              BIRNER DENTAL MANAGEMENT SERVICES, INC.



                              By:
                                 ------------------------------------

                              Title:
                                    ---------------------------------

                              Address:
                                      -------------------------------

                              ---------------------------------------

                              ---------------------------------------


                              OPTIONEE
                              If an individual:


                              ---------------------------------------
                              Signature


                              ---------------------------------------
                              Printed Name

                              If an entity:

                              By:
                                 ------------------------------------
                              Title:
                                    ---------------------------------

                              Address:
                                      -------------------------------

                              ---------------------------------------

                              ---------------------------------------